Exhibit 99.6

Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
------------------------------------------------------------


                         FICO scores as of Origination

                                                  Aggregate Principal
                       Number of Contracts        Balance Outstanding         Percent
Beacon Range            as of Cut-off Date         as of Cut-off Date     of Total Balance
------------           -------------------        -------------------     ----------------
400 - 409                           2                    121,510.19              0.04%
410 - 419                           6                    283,654.31              0.10
420 - 429                           6                    177,011.56              0.06
430 - 439                          16                    555,985.74              0.19
440 - 449                          21                    810,829.44              0.28
450 - 459                          28                    884,129.83              0.30
460 - 469                          58                  2,082,911.53              0.72
470 - 479                          66                  2,329,542.02              0.80
480 - 489                          88                  3,292,363.64              1.14
490 - 499                          96                  3,343,382.39              1.15
500 - 509                         100                  3,742,074.64              1.29
510 - 519                         107                  3,544,651.29              1.22
520 - 529                         127                  4,752,348.13              1.64
530 - 539                         144                  5,367,850.78              1.85
540 - 549                         152                  5,853,585.11              2.02
550 - 559                         145                  5,800,349.53              2.00
560 - 569                         168                  6,658,839.13              2.30
570 - 579                         196                  8,140,582.67              2.81
580 - 589                         167                  6,667,412.14              2.30
590 - 599                         205                  8,179,824.46              2.82
600 - 609                         234                  9,926,365.01              3.42
610 - 619                         249                 10,721,713.91              3.70
620 - 629                         267                 11,596,798.73              4.00
630 - 639                         253                 10,784,463.57              3.72
640 - 649                         282                 11,743,663.10              4.05
650 - 659                         269                 12,346,912.68              4.26
660 - 669                         252                 10,802,622.55              3.73
670 - 679                         288                 12,416,958.04              4.28
680 - 689                         234                 10,302,963.58              3.55
690 - 699                         238                 10,048,891.80              3.47
700 - 709                         213                  9,795,635.79              3.38
710 - 719                         170                  7,203,840.27              2.48
720 - 729                         166                  7,276,047.66              2.51
730 - 739                         157                  6,796,863.56              2.34
740 - 749                         157                  7,390,910.83              2.55
750 - 759                         131                  5,896,541.96              2.03
760 - 769                         143                  6,424,493.59              2.22
770 - 779                         144                  7,027,447.42              2.42
780 - 789                         109                  5,310,177.67              1.83
790 - 799                          89                  4,016,194.32              1.39
800 - 809                          69                  3,290,794.04              1.13
810 - 819                          38                  1,718,231.07              0.59
820 - 829                          14                    522,399.64              0.18
830 - 839                           2                     52,162.21              0.02
840 - 849                           1                     46,760.00              0.02
NA                              1,017                 33,901,830.67             11.69
                                -----                --------------            ------
Totals                          7,084                289,950,522.20            100.00%


The weighted average FICO Score as of origination is 647.



BEAR STEARNS                                                                 1
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Description of Repo Loans:

  Total Collateral:                                         $43,552,789.62
  Cut off Date of Tape:                                     1/24/03
  Number of loans:                                          1,480
  Avg. Principal Balance:                                   $29,427.56
  Min. Principal Balance:                                   $4,807.93
  Max. Principal Balance:                                   $90,835.04

  Weighted Average Gross Coupon:                            11.048%
  Gross Coupon Range:                                       6.240% - 16.00%

  Weighted Average Stated Rem. Term (PTD to Mat Date):      160

  Stated Rem Term Range:                                    24 - 360
  Weighted Average Age:                                     2

  Weighted Average Original Term                            162
  Original Term Range:                                      24 - 360

  State Concentrations (>5.00%):
     Texas                                                  23.84%
     North Carolina                                         15.80%
     Tennessee                                              13.51%
     South Carolina                                         10.37%
     Kentucky                                               6.01%
     Florida                                                5.25%

  Singlewide                                                58.96%
  Doublewide                                                41.04%

  WA FICO                                                   571
  WA DTI                                                    29.61%

  Vanderbilt-Originated                                     81.72%
  21st Mortgage-Originated                                  18.28%
  Conseco-Originated                                        0.00%

Description of Conseco Loans:

  Total Collateral:                                         $29,088,092.17
  Cut off Date of Tape:                                     1/24/03
  Number of loans:                                          683
  Avg. Principal Balance:                                   $42,588.71
  Min. Principal Balance:                                   $8,727.05
  Max. Principal Balance:                                   $151,309.45

  Weighted Average Gross Coupon:                            13.025%
  Gross Coupon Range:                                       7.000% - 18.250%

  Weighted Average Stated Rem. Term (PTD to Mat Date):      324
  Stated Rem Term Range:                                    78 - 359
  Weighted Average Age:                                     5

  Weighted Average Original Term                            328
  Original Term Range:                                      84 - 360

  State Concentrations (>5.00%):
     California                                             8.68%
     Michigan                                               8.62%
     South Carolina                                         8.15%
     Texas                                                  6.62%

  New:                                                      94.76%
  Used:                                                     5.24%

  New/Double                                                59.24%
  New Single                                                35.52%
  Used/Double                                               4.15%
  Used/Single                                               1.09%

  WA FICO                                                   654
  WA DTI                                                    39.03%

Description of 21st Century Loans:

  Total Collateral:                                         $47,131,475.95
  Cut off Date of Tape:                                     1/24/03
  Number of loans:                                          1,270
  Avg. Principal Balance:                                   $37,111.40
  Min. Principal Balance:                                   $6,143.94
  Max. Principal Balance:                                   $142,374.74

  Weighted Average Gross Coupon:                            11.043%
  Gross Coupon Range:                                       7.000% - 18.250%

  Weighted Average Stated Rem. Term (PTD to Mat Date):      211
  Stated Rem Term Range:                                    24 - 360
  Weighted Average Age:                                     1

  Weighted Average Original Term                            212
  Original Term Range:                                      24 - 360

  State Concentrations (>5.00%):
     Texas                                                  22.24%
     California                                             22.14%
     Florida                                                8.36%
     Alabama                                                6.44%

  New:                                                      41.45%
  Used:                                                     41.66%
  Repo:                                                     16.89%

  New/Double                                                32.31%
  New/Single                                                9.14%
  Used/Double                                               30.57%
  Used/Single                                               11.08%
  Repo/Doublewide                                           11.34%
  Repo/Singlewide                                           5.55%


  WA FICO                                                   666